UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 31, 2012

Date of Report (Date of earliest event reported)

ONVIA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35164	91-1859172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

509 Olive Way, Suite 400 Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (206) 282-5170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders held on May 31, 2012 (the “2012 Annual Meeting”), the stockholders of Onvia, Inc., a Delaware Corporation (“Onvia”), voted on the following matters, which are described in detail in Onvia’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on April 16, 2012: (i) to elect three (3) Class III members of the Onvia Board of Directors (the “Onvia Board”), each to serve a three-year term until the 2015 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified or until their earlier resignation, death or removal (“Proposal 1”); and (ii) to ratify the approval of the Section 382 Tax Benefits Preservation Plan (“Proposal 2”). At the 2012 Annual Meeting, the holders of 8,515,489 common shares of Onvia were represented in person or by proxy constituting a quorum.

The Onvia Board nominated Jeffrey C. Ballowe, Robert G. Brown and Michael E.S. Frankel for election as Class III directors. As previously disclosed, STG III, LLC, an affiliate of Symphony Technology Group, a private equity fund, together with its affiliates STG UGP, LLC, STG III GP, L.P., STG III-A, L.P. and Romesh Wadhwani (collectively, the “Symphony Group”), nominated Tim Dowd, Connie Capone and Anirudh Kulkarni in opposition to Onvia’s director candidates. On May 31, 2012, the independent inspector of elections for the 2012 Annual Meeting delivered its certified results, which reported that Onvia’s nominees were elected to the Onvia Board and that the Section 382 Tax Benefits Preservation Plan had been ratified.

The results for Proposal 1 were as follows:

Board of Directors Nominees	For	Withhold
Jeffrey C. Ballowe	5,354,412	299,125
Robert G. Brown	5,354,412	299,125
Michael E. S. Frankel	5,354,412	299,125

Opposition Nominees	For	Withhold
Tim Dowd	1,734,281	0
Connie Capone	1,734,281	0
Anirudh Kulkarni	1,734,281	0

The results for Proposal 2 were as follows:

For	Against	Abstentions
5,647,548	1,736,949	3,321

Brokers did not have discretionary voting authority on any matter before the 2012 Annual Meeting and, as a result, there were zero broker non-votes on Proposal 1 and Proposal 2.

Item 8.01	Other Events.

On May 31, 2012, Onvia issued a press release announcing the preliminary results of its 2012 Annual Meeting, a copy of which is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release, dated May 31, 2012, announcing the preliminary results of its 2012 Annual Meeting held on May 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Onvia, Inc.

June 4, 2012	By:	/s/ Henry G. Riner

Henry G. Riner Chief Executive Officer & President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated May 31, 2012, announcing the preliminary results of its 2012 Annual Meeting held on May 31, 2012.

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